UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Promotion of Jeffrey Andreson from CFO to President

On April 8, 2019, Jeffrey Andreson, Chief Financial Officer of Ichor Holdings, Ltd. (the “Company”), was promoted to President of the Company, effective immediately, and will continue to report directly to the Company’s Chief Executive Officer, Thomas Rohrs. Mr. Andreson will temporarily retain the title of Chief Financial Officer until his successor is hired. In connection with his promotion to President, Mr. Andreson’s annual base salary will increase to $450,000 and his annual incentive target bonus will increase from 70% to 75% of his annual base salary. Additionally, Mr. Andreson will be granted restricted share units and stock options representing a grant-date fair value of $875,000 and $375,000, respectively.

Mr. Andreson, 57, has been serving as Ichor’s CFO since 2017. For the three years prior, he served as CFO of Nanometrics, a leading provider of advanced process control systems to the semiconductor industry. Mr. Andreson also served for seven years as CFO of Intevac, a leading supplier of thin-film processing equipment and digital night vision technologies. Mr. Andreson previously spent 12 years at Applied Materials, where he served in several financial leadership and management positions, including as controller of the $2 billion Applied Global Services business. Mr. Andreson earned his B.S., Finance at San Jose State University and his M.B.A. at Santa Clara University.

A copy of the press release announcing Mr. Andreson’s Promotion to President of the Company is attached hereto as Exhibit 99.1.

A copy of Mr. Andreson’s offer letter is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Offer Letter, dated April 8, 2019, between Ichor Systems, Inc. and Jeffrey Andreson.

99.1	Press Release, dated April 10, 2019, announcing Mr. Andreson’s Promotion to President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: April 10, 2019	/s/ Jeffrey Andreson
Name: Jeffrey Andreson
Title: President and Chief Financial Officer